Principal Funds, Inc.
Supplement dated December 15, 2017
to the Statutory Prospectus dated March 1, 2017, as revised May 2, 2017
(as supplemented June 16, 2017, July 1, 2017, July 31, 2017, September 15, 2017 and October 2, 2017)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR MONEY MARKET
On December 12, 2017, the Board of Directors of Principal Funds, Inc. (“PFI”) approved the forced redemptions and terminations of Class C and Institutional Class Shares of the Money Market Fund (the “Fund”). Effective January 18, 2018, Class C and Institutional Class Shares of the Fund will no longer be available for purchase or for exchanges from other PFI series. Following the close of business on or about March 23, 2018, Class C and Institutional Class Shares of the Fund held within a retirement plan account under the custodianship of Principal Life Insurance Company will automatically convert into Class A Shares of the Fund on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge; the Fund’s remaining outstanding Class C and Institutional Class Shares will be redeemed at net asset value without the imposition of a sales charge or any other charge, proceeds will be sent to shareholders of record, and these share classes of the Fund will terminate. At such time, delete references to Class C and Institutional Class Shares of the Fund from the prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Under the Active Management section, add the following as the third paragraph:
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.
Delete the first paragraph under Preferred Securities and replace with the following:
Preferred securities include preferred stock and various types of subordinated debt and convertible securities. Preferred securities may pay fixed rate or adjustable rate dividends and generally have "preference" over common stock in the payment of dividends, but are junior to the issuer's senior debt in a liquidation of the issuer’s assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders' claims on assets in a corporate liquidation.

MANAGEMENT OF THE FUNDS

Replace the paragraphs under the Cash Management Program section with the following:
For each Fund, PGI may invest uninvested cash in money market funds, including the Government Money Market Fund, or lend it to other Funds pursuant to the Funds’ interfund lending facility.
In addition, the following Funds have adopted a special cash management program executed by PGI: International Fund I, LargeCap Growth Fund I, LargeCap Value III, MidCap Growth Fund III, MidCap Value Fund I, MidCap Value Fund III, Overseas Fund, SmallCap Growth Fund I, and SmallCap Value Fund II. Pursuant to this program, the Funds listed may, in an attempt to provide returns similar to respective Fund’s benchmark, invest its uninvested cash in stock index futures contracts. PGI believes that, over the long term, this strategy will enhance the investment performance of the Funds.

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PURCHASE OF FUND SHARES
Effective January 18, 2018, in the Eligible Purchasers section, delete the information under Class C Shares - Money Market Fund.
In the Eligible Purchasers table, add the following new category and add an “x” under Institutional shares:

retirement plans and IRAs investing through a retirement marketplace enabled by state legislation

REDEMPTION OF FUND SHARES

Delete the third paragraph, and replace with the following:
Principal Funds typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption order is received in proper form. Although you can redeem your shares at any time, if you purchased shares by check or ACH, your redemption payment for such shares may be delayed for seven days after the purchase to make sure your recent purchase has cleared. In order to redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone.

EXCHANGE OF FUND SHARES
Delete the first paragraph and replace with the following:
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. All exchanges completed on the same day are considered a single exchange for purposes of the exchange limitations described below. To prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or PGI believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

Under Classes A, C, and J Shares - General, delete the last paragraph and replace with the following:
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to the employee benefit plan. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Delete the information under Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares and replace with the following:
A shareholder, which may include a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary (which may include, without limitation, an employee retirement plan or other employee benefit plan, plan administrator, plan record keeper, or managed account provider) imposes, Fund shares may be exchanged, without charge, for shares of the same share class of any other Fund of the Principal Funds, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the intermediary,

•	the share class of such other Fund is available in the shareholder’s state of residence, and

•
with respect to shares purchased through an intermediary that is willing and able to impose the 30-day exchange or repurchase restriction described below, the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund.

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If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restriction described above, Fund management may waive this restriction based on:

•	exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or

•	the implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.
The Funds’ transfer agent employs transaction monitoring that management believes is reasonably likely to identify and prevent excessive trading in Fund shares. The 30-day exchange or repurchase restriction described above is not imposed with respect to shares held directly with the Funds’ transfer agent. However, such shares may be purchased through an intermediary that imposes such an exchange or repurchase restriction.

DIVIDENDS AND DISTRIBUTIONS
Delete the first and second bullet point from the first paragraph and replace with the following:

•
The California Municipal, Core Plus Bond, Government & High Quality Bond, High Yield, Income, Short-Term Income, and Tax-Exempt Bond Funds declare dividends of their daily net investment income each day their shares are priced. The Funds pay out their accumulated declared dividends monthly.

•
The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. On the last business day of each month (or the previous business day), the Fund will distribute its accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payment, your dividend will be applied to purchase additional shares of the Fund monthly.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
At the end of the CDSC Waiver - if purchasing shares directly from the Fund or intermediaries other than Merrill Lynch list, add the following:
For Class C shares of the Money Market Fund, the CDSC also is waived on shares:

•	redeemed at the time of forced redemptions following the close of business on or about March 23, 2018; or

•
converted to Class A shares from Class C shares that are invested in a retirement plan account under the custodianship of Principal Life Insurance Company following the close of business on or about March 23, 2018.

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